UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

BROADMARK REALTY CAPITAL INC.

(Exact name of registrant as specified in its charter)

Maryland	001-39134	84-2620891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Fifth Avenue, Suite 2000

Seattle, WA 98101

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 971-0800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act of 1933, as amended:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.001 per share	BRMK	New York Stock Exchange
Warrants, each exercisable for one fourth (1/4th) share of Common Stock at an exercise price of $2.875 per one fourth (1/4th) share	BRMK WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act of 1934, as amended. ☐

Item 5.07	Submission of Matters to a Vote of Securities Holders.

On June 9, 2022, Broadmark Realty Capital Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the three proposals described below. The proposals presented at the Annual Meeting are described in detail in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on April 28, 2022.

As of April 13, 2022, the record date for the Annual Meeting, there were a total of 132,793,442 shares of the Company’s common stock issued and outstanding and entitled to vote on each matter presented for a vote at the Annual Meeting. The final results for each of the matters submitted to a vote of the stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Brian P. Ward	65,704,882	786,714	218,461	30,958,582
Jeffrey B. Pyatt	65,412,615	1,110,270	187,172	30,958,582
Stephen G. Haggerty	65,568,220	926,130	215,707	30,958,582
Daniel J. Hirsch	64,887,376	1,611,110	211,571	30,958,582
David A. Karp	65,595,387	905,834	208,836	30,958,582
Norma J. Lawrence	65,100,623	1,420,335	189,099	30,958,582
Kevin M. Luebbers	65,040,070	1,433,708	236,279	30,958,582
Pinkie D. Mayfield	64,274,374	877,262	1,558,421	30,958,582

Proposal 2: Ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
95,059,554	1,733,212	875,873	0

Proposal 3: Advisory vote on the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,656,739	2,812,320	3,240,998	30,958,582

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADMARK REALTY CAPITAL INC.

By:	/s/ Nevin Boparai
Name: Nevin Boparai
Title: Executive Vice President and Chief Legal Officer

Date: June 10, 2022

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